UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                    FORM 8K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 6, 1996

                           FARM FAMILY HOLDINGS, INC.

   A Delaware Corporation  Commission File No. 1-11941 IRS No. 14-1789227

                  344 Route 9W, Glenmont, New York  12077-2910
                 Registrant's telephone number:  (518) 431-5000


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Item 5.  Other Events

	On November 6, 1996, Farm Family Holdings, Inc. issued a press release announcing the resignation of Charles E. Simon as Executive Vice President and Treasurer.

Item 7.  Financial Statements and Exhibits

The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 99 - Press Release

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               FARM FAMILY HOLDINGS, INC.
                                      (Registrant)

      November 6, 1996 	 	        /s/ Philip P. Weber
           (Date)                    Philip P. Weber
                                    President and CEO


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EXHIBIT 99

                                             NEWS RELEASE

For Release: IMMEDIATE                       CONTACT: Timothy A. Walsh
                                                      (518) 431-5410

                         EXECUTIVE RESIGNS

Glenmont, NY -- Charles E. Simon resigned as Executive Vice President and Treasurer of Farm Family Holdings, Inc., effective October 29, 1996. Timothy A. Walsh, Senior Vice President - Finance of Farm Family Casualty Insurance Company, the operating subsidiary, has been appointed Treasurer of Farm Family Holdings, Inc.

                             ***END***